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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 3, 2004

               Date of Earliest Event Reported: February 3, 2004

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

            Delaware                          1-12091                                22-3436215
(State or other jurisdiction of       (Commission File Number)        (I.R.S. Employer Identification Number)
 incorporation or organization)

                                       20 Wight Avenue, Suite 100
                                       Hunt Valley, Maryland 21030
                                  (Address of principal executive offices)


Registrant's telephone number, including area code: (410) 229-4400


Item 7.  Financial Statements and Exhibits.

         Exhibit      Description
         -------      -----------
         99.1         Press Release issued February 3, 2004
         99.2         Investor Presentation made February 3, 2004

Item 9.  Regulation FD Disclosure.

         On February 3, 2004, Millennium Chemicals issued the press release furnished as Exhibit 99.1 and then made the investor presentation furnished as
Exhibit 99.2 as part of its earnings release webcast. The foregoing press release and investor presentation shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

       The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Exhibits 99.1 and
99.2 contain certain "non-GAAP financial measures." The reasons for using non-GAAP financial measures are explained on pages 3 and 4 of our Annual Report on Form 10-K for the year ended December 31, 2002.

Item 12. This press release is being furnished pursuant to Item 9 and Item 12.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  February 3, 2004                MILLENNIUM CHEMICALS INC.
                                        By:/C. William Carmean/
                                        ----------------------------------------
                                        C. William Carmean
                                        Senior Vice President, General Counsel &
                                        Secretary




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                                  EXHIBIT INDEX



Exhibit              Description
-------              -----------

99.1     Press release issued February 3, 2004
99.2     Investor presentation made February 3, 2004



                        STATEMENT OF DIFFERENCES

Characters normally expressed as subscript shall be preceded by............ [u]